UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 2, 2021

PACIFIC GREEN TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54756	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 10212, 8 The Green Dover, DE	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 601-4659

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	PGTK	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry	into a Material Definitive Agreement

On February 2, 2021, Pacific Green Technologies (“PGT”) executed the following two agreements:

Scorpio Bulkers Inc. (“SALT”) Settlement Agreement:

•	In which the SALT Framework Agreement is released and cancelled and the remaining SALT Purchase Agreements with the SALT subsidiaries and the PGT and SALT Guarantees relating to the same are all cancelled, upon payment by SALT of USD $7,215,000 within 5 days of signing the Settlement Agreement.
•	PGT retains any monies already paid under the remaining SALT Purchase Agreements.
•	Thereafter, no party has claims against each other.

Scorpio Tankers Inc. (“STNG”) Postponement Agreement:

•	In which the STNG Framework Agreement is released and cancelled and "freezes" the remaining STNG Purchase Agreements with the STNG subsidiaries and the PGT/STNG guarantees relating to the same upon payment by STNG of USD $5,276,500 within 5 days of signing the Postponement Agreement.
•	PGT retains any monies already paid under the remaining STNG Purchase Agreements.
•	STNG are then required to make a further payment of USD $2,638,250 on the 6-month anniversary of signing the Postponement Agreement.
•	STNG also have the option, by paying a fee of USD $2,638,250 at any time prior to the 9-month anniversary of signing the Postponement Agreement, to elect to "unfreeze" a minimum of eleven (11) and a maximum of nineteen (19) of the remaining STNG Purchase Agreements during the 18-month period commencing on the 6-month anniversary of signing the Postponement Agreement.
•	If STNG elect to "unfreeze" a remaining STNG Purchase Agreement the relevant PGT/STNG guarantees will also "unfreeze" and the relevant STNG Purchase Agreement will have a minimum 7-month lead-in time and a pre-agreed "Purchase Price" will be payable by STNG to PGT.
•	If the option is not exercised, the remaining STNG Purchase Agreements and applicable guarantees are released and cancelled.
•	If the option is exercised, any remaining STNG Purchase Agreements and applicable guarantees which are not "unfrozen" during the option period are released and cancelled.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC GREEN TECHNOLOGIES INC.

/s/ Scott Poulter
Scott Poulter
Chief Executive Officer and Director
Date:	February 8, 2021